UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________
Form 8-K
 _____________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2023
   _____________________
Air Transport Services Group, Inc.
(Exact name of registrant as specified in its charter)
  _____________________

DE	000-50368	26-1631624
(State or other jurisdiction of incorporation)	Commission File Number:	(IRS Employer Identification No.)
145 Hunter Drive, Wilmington, OH 45177
(Address of principal executive offices, including zip code)
(937) 382-5591
(Registrant's telephone number, including area code)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On May 24, 2023, Richard F. Corrado, the President and Chief Executive Officer, and Quint O. Turner, the Chief Financial Officer, of Air Transport Services Group, Inc. ("ATSG" or the "Company") gave a presentation at ATSG's Annual Meeting of Stockholders' for 2023 (the "2023 Annual Meeting") concerning the Company's financial results for 2022 and outlook for 2023. A copy of the presentation is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference..

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 24, 2023, the Board of Directors (the "Board") of ATSG, upon the recommendation of the Compensation Committee of the Board, amended the Company's Executive Incentive Compensation Plan ("EIC Plan") for the purpose of: (i) updating the positions held by each of the named executive officers; and (ii) specifically listing adjusted EBITDA as a performance measure.

The Company's executives, including the named executive officers, have the potential to earn incentive compensation under the EIC Plan. The purpose of the EIC Plan is to incentivize executive management to achieve short-term corporate goals. Under the EIC Plan, participants are eligible to receive a cash bonus utilizing a formula that establishes a bonus amount, expressed as a percentage of base salary, based upon the extent of achievement of performance measures that are prescribed under the EIC Plan. The performance measures selected, and the relevant weight given to each such performance measure, may vary by participant, provided that, unless otherwise determined by the Compensation Committee, bonuses will be based on at least two performance measures. The EIC Plan provides that one of the performance measures will be net income from continuing operations, while the other performance measures will consist of one or more of the following: revenue growth, return on capital, adjusted EBITDA, earnings per share, shipment growth, increase in stock price, return on assets, service or the achievement of strategic objectives.

Also, on May 24, 2023, the Compensation Committee of the Board approved the performance measures under the EIC Plan for fiscal year 2023.

Under the EIC Plan for 2023, the cash-incentive bonus opportunity for each participant for fiscal year 2023: (i) shall be based upon the position held and range from 4.8% to 150% of the participant's base salary earned during the year; and (ii) the threshold, target and maximum bonus potentials for the participants shall consist of the following:

Position	Threshold	Target	Maximum
Chief Executive Officer	10%	100%	150%
Chief Financial Officer Chief Operating Officer Chief Legal Officer Chief Strategy Officer Chief Commercial Officer Subsidiary President	6% 6% 6% 6% 6% 6%	60% 60% 60% 60% 60% 60%	100% 100% 100% 100% 100% 100%
Vice President Subsidiary Vice President	4.8% 4.8%	48% 48%	80% 80%

The Compensation Committee determines the performance measures, and the extent of the achievement thereof, for the Chief Executive Officer and the other executives, although the latter are determined in consultation with the Chief Executive Officer.

Richard F. Corrado, the President and Chief Executive Officer; Quint O. Turner, the Chief Financial Officer; Edward J. Koharik, III, the Chief Operating Officer; W. Joseph Payne, the Chief Legal Officer and Secretary; Michael L. Berger, the Chief Strategy Officer; and Paul Chase, the Chief Commercial Officer (collectively, the “named executive officers”), shall participate in the EIC Plan at the levels reflected in the table above for fiscal year 2023. With respect to the named executive officers: (i) 30% of their bonus opportunity will be based upon the level of achievement of net income from continuing operations targets established by the Committee; (ii) 30% of their bonus opportunity will be based upon the level of achievement of adjusted EBITDA targets established by the Committee; and (iii) 40% of their bonus opportunity will be based upon the level of achievement of strategic objectives approved by the Committee, it being understood that 10% of the bonus opportunity related to the level of achievement of strategic objectives will concern succession planning matters.

The foregoing description of the EIC Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the EIC Plan, a copy of which is enclosed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 24, 2023, the Company held its 2023 Annual Meeting. At the close of business on March 27, 2023, the voting record date, there were 71,451,610 shares of common stock outstanding and entitled to vote. At the 2023 Annual Meeting, 52,834,238, or 73.9%, of the outstanding shares of common stock entitled to vote were represented by proxy or in person. The voting results for each of the proposals are set forth below.

(i) Directors elected at the 2023 Annual Meeting for a one-year term to expire at the 2024 Annual Meeting of Stockholders:

Number of Votes Cast:

	For	Against	Abstain	Broker Non-Votes
Phyllis J. Campbell	46,709,287	809,531	1,419,813	3,895,607
Richard F. Corrado	46,306,833	1,249,460	1,382,338	3,895,607
Jeffrey A. Dominick	47,187,417	347,930	1,403,284	3,895,607
Joseph C. Hete	46,878,431	676,917	1,383,283	3,895,607
Raymond E. Johns, Jr.	46,773,108	762,036	1,403,487	3,895,607
Laura J. Peterson	46,710,208	825,988	1,402,435	3,895,607
Randy D. Rademacher	46,772,991	761,966	1,403,674	3,895,607
J. Christopher Teets	46,453,383	1,083,210	1,402,038	3,895,607
Jeffrey J. Vorholt	46,623,521	913,132	1,401,978	3,895,607
Paul S. Williams	43,539,361	3,975,702	1,423,568	3,895,607

(ii) Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2023:

Number of Votes Cast:

For	Against	Abstain
52,310,738	509,607	13,893

(iii) Approval, on an advisory basis, of the compensation of the Company's named executive officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narratives in the Proxy Statement for the 2023 Annual Meeting:

Number of Votes Cast:

For	Against	Abstain	Broker Non-Votes
47,860,903	1,058,951	18,777	3,895,607

(iv) Approval, on an advisory basis, to hold future advisory votes on executive compensation every year, every two years, or every three years:

Number of Votes Cast:

Every Year	Every Two Years	Every Three Years	Abstain
44,989,320	17,530	3,899,625	32,156

In light of such vote, the Board has determined to submit to stockholders annually an advisory vote on the compensation of the Company’s named executive officers. The Board expects to reevaluate the frequency of such advisory vote following the next advisory vote on the frequency of future advisory votes on executive compensation.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1*	Presentation from the Annual Stockholder's meeting for Air Transport Services Group, Inc. on May 24, 2023.
10.1*	Air Transport Services Group, Inc. Executive Incentive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/S/ W. JOSEPH PAYNE
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	May 26, 2023